SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 21, 1997

                             APAC TeleServices, Inc.
               (Exact name of registrant as specified in charter)


        Illinois                     0-26786             36-2777140
(State of other jurisdiction       (Commission          (IRS Employer
   of incorporation)               File Number)       Identification No.)



One Parkway North Center, Suite 510, Deerfield, Illinois    60045
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (847) 945-0055





                                       N/A
          (Former name or former address, if changed since last report)



Item 5.   Other Events.

     On April 21, 1997, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description of Document

          99.1 Press release dated April 21, 1997 issued by the registrant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              APAC TELESERVICES, INC.

Date:  April 25, 1997         By:  /s/ Marc S. Simon
                                   Marc S. Simon, Chief
                                     Financial Officer